                                Ivy Funds, Inc.

                        Supplement dated October 8, 2003
             to Statement of Additional Information Dated July 1, 2003
                           (as Supplemented July 15, 2003)

The following information replaces the disclosure regarding fees paid by the
Funds under the Accounting Services Agreement in the section entitled
"Payments for Management, Accounting and Shareholder Services."

As of July 1, 2003, under the Accounting Services Agreement, each Fund pays
Waddell & Reed Services Company (WRSCO) a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

            Average Net Asset Level      Annual Fee
           (all dollars in millions)     Rate for Each Fund
           -------------------------     ------------------

           From $   0  to $   9.9           $       0
           From $  10  to $  24.9           $  11,500
           From $  25  to $  49.9           $  23,100
           From $  50  to $  99.9           $  35,500
           From $ 100  to $ 199.9           $  48,400
           From $ 200  to $ 349.9           $  63,200
           From $ 350  to $ 549.9           $  82,500
           From $ 550  to $ 749.9           $  96,300
           From $ 750  to $ 999.9           $ 121,600
           $1,000 and Over                  $ 148,500

Plus, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Asset Based

Each Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.